UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
EAGLE ROCK ENERGY PARTNERS, L.P.
(Name of Registrant as Specified In Its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
_________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
_________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
_________________________________________________________________

(5)	Total fee paid:
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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
_________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
_________________________________________________________________

(3)	Filing Party:
_________________________________________________________________

(4)	Date Filed:
_________________________________________________________________

May 22, 2012

Dear Fellow Limited Partner,

The annual meeting of Eagle Rock Energy Partners, L.P. (the “Partnership”) scheduled for May 22, 2012 was adjourned for lack of requisite quorum to June 8, 2012, at 9:00 a.m., local time, at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002.

The current voting results reflect that the Partnership's unitholders have been voting with management's recommendations at a rate of over 97% for all three proposals.

The meeting was adjourned with respect to all three proposals on account of lack of requisite quorum to act on the proposal regarding election of Elected Directors, notwithstanding achievement of quorum with respect to the other two proposals. Quorum is more difficult to achieve for the election of Elected Directors because in connection with the previous modification of control, as has been disclosed, Natural Gas Partners and certain of its affiliates are not permitted to vote on such proposal and are not counted as present or outstanding for purposes of calculating quorum for such proposal.

The Partnership is continuing to solicit proxies with respect to all three proposals of the Partnership (i.e., the election of Elected Directors, the approval of named executive officer compensation, and the ratification of KPMG LLP as the independent registered public accounting firm of the Partnership).

Our records show your common units have not yet been voted; we urge you to vote today.

The unitholders of record on March 26, 2012, the record date for the annual meeting, will continue to be the unitholders entitled to vote at the adjourned meeting.

Please vote today!

Your vote is extremely important to us.  The fastest way to vote is by telephone or internet.  Instructions on how to vote your units are enclosed.

We have retained Morrow & Co., LLC to assist us in soliciting your vote.  If you have any questions or need assistance voting, please contact Morrow & Co., LLC, our proxy solicitor, at 1-888-836-9724.

Thank you for taking the time to vote your common units.  We appreciate your continued investment in the Partnership.

Sincerely,
Joseph A. Mills
Chairman and Chief Executive Officer

P. O. Box 2968
Houston, TX 77252-2968

281-408-1200 Office                            WWW.EAGLEROCKENERGY.COM

IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES

Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If **YOU** do not vote your shares on the Election of Directors, your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your brokerage firm did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting with meetings occurring on or after January 1, 2010, under changes to NYSE Rule 452, brokerage firms will no longer be allowed to vote uninstructed shares.

Therefore, it is very important that you vote your shares for all proposals including the election of directors.

In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day:

Vote by Internet

Go to website: **www.proxyvote.com**

Follow these easy steps:

- Read the accompanying Proxy materials.
- Have your vote instruction form in hand when you access the website.
- Follow the simple instructions.

********* Note **********

When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically.

Vote by Telephone

Call toll-free on a touch-tone phone in the U.S. or Canada

Follow these easy steps:

- Read the accompanying Proxy materials.
- Have your vote instruction form in hand when you call the toll-free number.
- Follow the recorded instructions:
  - * Press 1 to vote as the Board recommends
  - * Press 2 to vote each proposal individually

Do not return your vote instruction form if you are voting by Internet or Telephone

452-4C-03/10

Printed on recycled paper

EAGLE ROCK ENERGY PARTNERS, L.P.
1415 LOUISIANA STREET
SUITE 2700
HOUSTON, TX 77002

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 7, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on June 7, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON
If you would like to attend the Annual Meeting and vote in person, please review the requirements in the accompanying proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M47755-P22117 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EAGLE ROCK ENERGY PARTNERS, L.P.

The Board of Directors recommends you vote FOR the following:

Nominees

	For All	Withhold All	For All Except
1. Election of Class II Directors	☐	☐	☐

Nominees:

01) William A. Smith
02) Herbert C. Williamson, III

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the fiscal year ending December 31, 2012.	☐	☐	☐

For address changes or comments, please check this box and write them on the back where indicated. ☐

Please check this box if you plan to attend the Annual Meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting, Proxy Statement and Annual Report to Unitholders are available at www.proxyvote.com.

M47756-P22117

EAGLE ROCK ENERGY PARTNERS, L.P.
Annual Meeting of Limited Partners
June 8, 2012 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned holder of common units of Eagle Rock Energy Partners, L.P. ("EROC"), a Delaware limited partnership, hereby acknowledges receipt of the Notice of Annual Meeting of Limited Partners and Proxy Statement, each dated April 9, 2012, and revoking all prior proxies, hereby appoints Joseph A. Mills, Jeffrey P. Wood and Charles C. Boettcher (together, the "Proxies"), each with the full power and authority to act as proxy of the undersigned, with full power of substitution, to vote all of the common units which the undersigned may be entitled to vote at the Annual Meeting of Limited Partners of EROC to be held at 1415 Louisiana Street, The Wedge Tower, Suite 2700, Houston, Texas 77002 at 9:00 a.m. local time on June 8, 2012, and at any adjournment or postponement thereof, on any matter properly coming before the meeting, and specifically the matters described on the reverse side hereof.

The proxy card, when properly executed, will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without direction will be voted "FOR" the election of each Class II Director nominee in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Address changes or comments: ______________________________

____

(If you noted any address changes or comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on June 8, 2012.

EAGLE ROCK ENERGY PARTNERS, L.P.

EAGLE ROCK ENERGY PARTNERS, L.P.
1415 LOUISIANA STREET
SUITE 2700
HOUSTON, TX 77002

M47757-P22117

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 26, 2012
Date: June 8, 2012 **Time:** 9:00 a.m. local time
Location: Eagle Rock Energy Partners, L.P.
1415 Louisiana Street
The Wedge Tower
Suite 2700
Houston, TX 77002

You are receiving this communication because you hold common units in the above named partnership.

This is not a ballot. You cannot use this notice to vote these common units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT   2. ANNUAL REPORT TO UNITHOLDERS

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents for this meeting and all future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these units.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M47758-P22117

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Class II Directors

   Nominees:

   01) William A. Smith
   02) Herbert C. Williamson, III

The Board of Directors recommends you vote FOR the following proposals:

2. Advisory vote to approve named executive officer compensation.

3. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the fiscal year ending December 31, 2012.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.